Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies
Litigation
In the ordinary course of business, the Company is, and in the future, could be involved in various pending or threatened legal actions, some of which may or may not be covered by insurance. Management has reviewed such pending judicial and legal proceedings, the reasonably anticipated costs and expenses in connection with such proceedings, and the availability and limits of insurance coverage, and has established reserves that are believed to be appropriate in light of those outcomes that are believed to be probable and can be estimated. The reserves accrued at December 31, 2013 and 2012 are immaterial. In the opinion of management, the Company's ultimate liability, if any, with respect to these actions is not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.
Portland Harbor Superfund litigation
In May 2009, one of the Company's subsidiaries (which is presently a dormant company with nominal assets except for rights under insurance policies) was named along with many defendants in a suit filed by the Port of Portland, Oregon seeking reimbursement of costs related to a five-year study of contaminated sediments at the port. In March 2010, the subsidiary also received a notice letter from the Environmental Protection Agency indicating that it had been identified as a potentially responsible party with respect to environmental contamination in the "study area" for the Portland Harbor Superfund Site. Under a 1997 indemnity agreement, the subsidiary is indemnified by a third party with respect to losses relating to environmental contamination. As required under the indemnity agreement, the subsidiary provided notice of these claims, and the indemnitor has assumed responsibility and is providing a defense of the claims. Although the Company believes that it is unlikely that the subsidiary contributed to the contamination at the Portland Harbor Superfund Site, the potential liability of the subsidiary and the ability of the indemnitor to fulfill its indemnity obligations cannot be quantified at this time.
Operating leases
The Company has operating leases for warehouse, office space, manufacturing facilities and equipment. The leases generally require the Company to pay certain expenses including taxes, insurance, maintenance, and utilities. The minimum future lease commitments under noncancelable leases in effect at December 31, 2013 are as follows:

2014	$16,148
2015	14,724
2016	13,310
2017	9,972
2018	7,483
Thereafter	27,104
$88,741

Total rent expense was $19.0 million, $16.1 million and $11.0 million under operating leases for the years ended December 31, 2013, 2012 and 2011, respectively.
Letters of credit and guarantees
The Company executes letters of credit in the normal course of business to secure the delivery of product from specific vendors and also to guarantee the Company fulfilling certain performance obligations relating to certain large contracts. At December 31, 2013, the Company had $16.6 million in letters of credit.